UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 16, 2003

GOLDEN STATE VINTNERS, INC.

(Exact name of Registrant as specified in its charter)

Commission File No. 1-14305

DELAWARE	77-0412761
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

607 Airpark Road, Napa, California 94558

(Address of principal executive offices)

(707) 254-4900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release dated May 16, 2003 announcing the financial results for the fiscal quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12 — “Results of Operations and Financial Condition” under Item 9 “Regulation FD Disclosure” in accordance with Securities and Exchange Commission Release No. 33-8216:

On May 16, 2003, Golden State Vintners, Inc. issued a press release announcing its financial results for the third quarter and nine months ended March 31, 2003.  The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN STATE VINTNERS, INC.
(Registrant)

Dated: May 22, 2003	By: /s/ JOHN G. KELLEHER
John G. Kelleher
Duly Authorized Officer and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 16, 2003 announcing the financial results for the fiscal quarter ended March 31, 2003.